Second Quarter 2005 Earnings Conference Call July 28, 2005 Sunoco Logistics Partners L.P.

Forward-Looking Statement You should review this slide presentation in conjunction with the second quarter 2005 earnings conference call for Sunoco Logistics Partners L.P., held on July 28, 2005 at 9:00 a.m. EDT. You may listen to the audio portion of the conference call on this website. An audio recording also will be available after the call's completion by dialing 1-800-642-1687. International callers should dial 1-706-645-9291. Please enter Conference ID #7700227. During the call, those statements we make that are not historical facts are forward-looking statements. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our March 31, 2005 Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 9, 2005. We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events. 2

Q2 2005 Milestones Second quarter 2005 net income of $17.8 million or $0.68 per L.P. unit, as compared to $17.0 million or $0.67 per L.P. unit in the prior year quarter 2005 first half net income of $33.1 million, a 10.4 percent increase over last year's first half net income of $30.0 million Increase in distribution of $0.0125 ($0.05 annualized) per unit to $0.6375 ($2.55 annualized), a 2.0 percent increase over the prior quarter Eighth distribution increase in past nine quarters On May 16 announced the acquisition of a $100 million crude oil pipeline system and a storage facility located in Texas Expected to close within next 30 days 2.775 million common units issued: net proceeds were used to redeem common units owned by Sunoco, Inc. Reduces Sunoco's ownership to 51.0%, including 2.0% G.P. interest 3

Q2 2005 Financial Highlights ($ in millions, unaudited) 4 Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2005 2004 2005 2004 Sales and other operating revenue Other income $ 1,080.4 4.1 $ 817.0 3.7 $ 2,092.3 7.7 $ 1,561.9 6.9 Total revenues 1,084.5 820.7 2,100.0 1,568.8 Cost of products sold and operating expenses Depreciation and amortization Selling, general and administrative expenses Total costs and expenses 1,041.4 7.5 12.5 1,061.4 778.2 7.8 12.6 798.6 2,016.3 15.6 24.4 2,056.3 1,488.8 15.3 24.7 1,528.9 Operating income Net interest expense 23.1 5.4 22.1 5.2 43.7 10.6 39.9 9.9 Net Income $ 17.8 $ 17.0 $ 33.1 $ 30.0

Q2 2005 Financial Highlights 5 (amounts in millions, except unit and per unit amounts, unaudited) Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2005 2004 2005 2004 Calculation of Limited Partners' interest: Net Income Less: General Partner's interest $ 17.8 (1.2) $ 17.0 (0.8) $ 33.1 (2.1) $ 30.0 (1.3) Limited Partners' interest in Net Income $ 16.6 $ 16.2 $ 31.0 $ 28.7 Net Income per Limited Partner unit: Basic $ 0.69 $ 0.68 $ 1.29 $ 1.23 Diluted $ 0.68 $ 0.67 $ 1.28 $ 1.22 Weighted average Limited Partners' units outstanding (in thousands): Basic 24,144 23,908 24,117 23,340 Diluted 24,304 24,140 24,295 23,558

Eastern Pipeline System (amounts in millions, unless otherwise noted, unaudited) 6 57.0 0.453 55.5 0.467 59.0 0.452 55.4 0.465 Total shipments (mm barrel miles per day) (2) Revenue per barrel mile (cents) Operating Highlights(1) 21.4 5.4 9.4 $ 16.9 21.7 5.2 9.4 $ 16.9 11.4 2.7 4.8 $ 8.9 11.1 2.6 4.7 $ 8.2 Operating expenses Depreciation and amortization Selling, general and administrative expenses Operating income $ 47.0 6.0 53.1 $ 46.9 6.3 53.2 $ 24.3 3.6 27.8 $ 23.4 3.2 26.6 Sales and other operating revenue Other income Total revenues Financial Highlights 2004 2005 2004 2005 Six Months Ended June 30, Three Months Ended June 30, (1) Excludes amounts attributable to equity ownership interests in the corporate joint ventures. (2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.

Terminal Facilities (amounts in millions, unless otherwise noted, unaudited) 7 Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2005 2004 2005 2004 Financial Highlights Total revenues $ 27.9 $ 26.7 $ 55.8 $ 50.1 Operating expenses Depreciation and amortization Selling, general and administrative expenses 11.8 3.4 3.5 10.5 3.7 3.5 22.8 7.5 6.7 20.1 7.1 6.6 Operating income $ 9.3 $ 9.1 $ 18.8 $ 16.3 Operating Highlights Terminal throughput (000's bpd) Refined product terminals Nederland terminal Refinery terminals (1) 383.3 452.6 709.0 335.6 490.6 694.0 389.6 472.1 699.5 308.2 490.5 689.8 (1) Consists of the Partnership's Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.

Western Pipeline System 8 (1) Excludes amounts attributable to equity ownership interests in the corporate joint venture. (2) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput. (amounts in millions, unless otherwise noted, unaudited) Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2005 2004 2005 2004 Financial Highlights Sales and other operating revenue Other income $ 1,029.1 0.9 $ 765.9 0.2 $ 1,989.5 1.5 $ 1,464.8 0.8 Total revenues 1,030.0 766.1 1,991.0 1,465.6 Cost of products sold and operating expenses 1,018.5 756.2 1,971.8 1,447.4 Depreciation and amortization 1.5 1.4 2.9 2.8 Selling, general and administrative expenses 4.3 4.3 8.3 8.7 Operating income $ 5.7 $ 4.1 $ 8.0 $ 6.8 Operating Highlights(1) Crude oil pipeline throughput (000's bpd) Crude oil purchases at wellhead (000's bpd) Gross margin per barrel of pipeline throughput (cents)(2) 320.2 191.8 31.4 301.4 187.4 30.3 319.1 193.3 25.7 300.0 188.1 26.8

Q2 2005 Financial Highlights 9 ($ in millions, unaudited) Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2005 2004 2005 2004 Capital Expenditure Data: Maintenance capital expenditures $ 6.0 $ 5.5 $ 10.9 $ 8.9 Expansion capital expenditures 4.1 23.9 7.0 44.0 Total $ 10.1 $ 29.3 $ 17.9 $ 52.9 Reimbursement Under Agreements with Sunoco, Inc. $ 0.5 $ 1.2 $ 0.9 $ 1.2 June 30, 2005 December 31, 2004 Balance Sheet Data (at period end): Cash and cash equivalents $ 45.2 $ 52.7 Total debt 313.4 313.3 Total Partners' Capital 461.5 460.6